UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C.  20549

                                FORM 8-K/A
                             AMENDMENT NO. 1

                            CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

      Date of Report (Date of earliest reported):  January 22, 2003

                      TREZAC INTERNATIONAL CORPORATION
            --------------------------------------------------
            (Exact name of registrant as specified in charter)

          Texas                      0-25891                  76-0270330
----------------------------       -------------         -------------------
(State or other jurisdiction      (Commission             (IRS Employer
     of incorporation)             File Number)           Identification No.)


             1240 South Parker Road, Suite 203, Denver, CO  80231
             ----------------------------------------------------
                  (Address of principal executive offices)

                                303-283-6368
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                             Not Applicable
    --------------------------------------------------------------
    (Former name or former address, if changed, since last report)

ITEM 1.  CHANGES IN CONTROL OF THE REGISTRANT.


On May 29, 2003 (the "Effective Date"), pursuant to the terms of a Stock Purchase Agreement between Trezac International Corporation ("Trezac") or
("the Company") or ("the Registrant") and Millagro, SRL ("Millagro"), a
Moldovan corporation, the Company will acquire all of the issued and outstanding shares of capital stock of Millagro from the Millagro Shareholders in exchange for newly issued restricted shares of the Company's common stock valued in United States Dollars at $8,250,000. The Company will issue 103,125,000 restricted shares of the Company's common stock to cover the cost of the Acquisition at a value of $0.08 per share.

As part of the Acquisition, at the closing, the Company's Board of Directors will appoint Esper Gullatt Jr. to serve as Chief Financial Officer and a member of the Company's Board of Directors, Iurie Bordian as Chief Operating Officer and a member of the Company's Board of Directors, Constantin Volnitchi to serve as Senior Vice President of Marketing and a member of the Company's Board of Directors, and Ruslan Romanciuc to serve as Senior Vice President of Operations and a member of the Company's Board of Directors.

The Acquisition was approved by the unanimous consent of the Board of Directors of Trezac and Millagro on May 29, 2003.

As a result of the acquisition of Millagro, the control of the Registrant has shifted to the Millagro shareholders.


Beneficial Ownership Before the Acquisition
-------------------------------------------

The following table sets forth certain information concerning the beneficial ownership of the Company's outstanding common stock prior the acquisition of Millagro as of May 1, 2003, (i) each person known by the Company to be the beneficial owner of more than five percent (5%) of the Company's outstanding shares of Common Stock, (ii) each director of the Company, (iii) the executive officers of the Company, and (iv) by all directors and executive officers of the Company as a group, prior to and upon completion of this Offering. Each person named in the table, has sole voting and investment power with respect to all shares shown as beneficially owned by such person and can be contacted at the address of the Company.

                             Number of shares of           Percent of
                             common stock                  common stock
                             beneficially                  beneficially
Name of                      owned or right                owned or right
Beneficial Owner             to direct vote                to direct vote (1)
---------------------        -----------------------       ------------------
Paul Taylor (2)(3)                1,937,271(3)                 23.0%
CEO, Chairman

Z3 Limited(4)                      750,000                     8.9%

Esper Gullatt, Jr. (5)             101,253                     1.2%
Director
                                -----------------------------------
Totals:                          2,788,524                    33.1%

All officers and directors       2,038,524                    24.2%
as a group (2 persons)
______________________


(1) Such figures are based upon 8,420,408 shares of our common stock outstanding as of May 1, 2003

(2)  Paul Taylor, office:  105 Sechaver. Chisinau, Republic of Moldova.

(3) Mr. Taylor was issued 1,875,000 on October 11, 2002, for services rendered to Trezac Corp. Prior to October 11, 2002, Mr. Taylor directly owned 62,271 shares of Common Stock which were issued to Mr. Taylor in connection with the issuance of a promissory note from Mr. Taylor and the Plan of Reorganization and Acquisition in December 2000. Such figure does not include 163 shares owned by Mr. Taylor's wife and does not include 163 shares owned by Mr. Taylor's child in connection with the Plan or Reorganization and Acquisition entered in December 2000. This number also does not include 8,206,900 shares Mr. Taylor is scheduled to receive pursuant to the completion of the acquisition of Millagro SRL.

(4) Z3 Limited, Apartado 10455-1000, San Jose, Costa Rica, Adriana Quiros, President.

(5) Esper Gullatt, Jr. office: 1240 South Parker Road, Suite 203, Denver, CO 80231. This number does not include 1,979 shares owned by Rosalind Gullatt. This number does include 8,206,900 shares Mr. Gullatt is scheduled to receive pursuant to the completion of the acquisition of Millagro SRL.

Beneficial Ownership After the Acquisition
------------------------------------------

The following table sets forth information regarding the beneficial ownership of the shares of Company's outstanding common stock after the acquisition of Millagro as of May 29, 2003 (i) each person known by the Company to be the beneficial owner of more than five percent (5%) of the Company's outstanding shares of Common Stock, (ii) each director of the Company, (iii) the executive officers of the Company, and (iv) by all directors and executive officers of the Company as a group, prior to and upon completion of this Offering. Each person named in the table, has sole voting and investment power with respect to all shares shown as beneficially owned by such person and can be contacted at the address of the Company.


                             Number of shares of           Percent of
                             common stock                  common stock
                             beneficially                  beneficially
Name of                      owned or right                owned or right
Beneficial Owner             to direct vote                to direct vote (1)
---------------------        -----------------------       ------------------
Mr. Iurie Bordian(2)             97,968,750                    68.9%
Chief Operating Officer
Director

Mrs. Iulia Bordian(3)             5,156,250                     3.6%

Paul Taylor(4)(5)                10,144,171(5)                  7.1%
CEO, Chairman

Esper Gullatt, Jr.(6)             8,308,153                     5.8%
Chief Financial Officer
Director

Constantin Volnitchi (7)            500,000                     0.3%
Director

Ruslan Romanciuc (8)              3,000,000                     2.1%
Director


                                ------------------------------------
Totals:                         125,077,324                    87.8%

All officers and directors      119,921,074                    84.2%
as a group (5 persons)
______________________


(1) Such figures are based upon 142,039,696 shares of our common stock outstanding after the acquisition of Millagro SRL, as of May 29, 2003.

(2) Iurie Bordian, MD-3003, Soroca, mun Soroca, str. Budde Feofania, 15. Republic of Moldova. These shares are being issued to Iurie Bordian, as part of the Millagro acquisition. These 97,968,750 shares are subject to a two-year lock-up agreement. Such figure does not include Iurie Bordian's children, Nicolina Bordian who will receive 3,000,000 restricted shares subject to a one-year lock-up agreement and Vadim Bordian who will receive 3,000,000 restricted shares subject to a one-year lock-up agreement.

(3) Iulia Bordian, MD-3003, Soroca, mun Soroca, str. Budde Feofania, 15. Republic of Moldova. These 5,156,250 shares are being issued to Iulia Bordian, as part of the Millagro acquisition. These shares are subject to a two-year lock-up agreement.

(4)  Paul Taylor, office:  105 Sechaver. Chisinau Republic of Moldova.

(5) Mr. Taylor was issued 1,875,000 on October 11, 2002, for services rendered to Trezac Corp. Prior to October 11, 2002, Mr. Taylor directly owned 62,271 shares of Common Stock which were issued to Mr. Taylor in connection with the issuance of a promissory note from Mr. Taylor and the Plan of Reorganization and Acquisition in December 2000. Such figure does not include 163 shares owned by Mr. Taylor's wife and does include 163 shares owned by Mr. Taylor's child in connection with the Plan or Reorganization and Acquisition entered in December 2000. This number does include 8,206,900 shares Mr. Taylor is scheduled to receive pursuant to the completion of the acquisition of Millagro SRL, these 8,206,900 shares are subject to a two-year lock-up agreement.

(6) Esper Gullatt, Jr. office: 1240 South Parker Road, Suite 203, Denver, CO 80231. This number does not include 1,979 shares owned by Rosalind Gullatt. This number does include 8,206,900 shares Mr. Gullatt is scheduled to receive pursuant to the completion of the acquisition of Millagro SRL, these 8,206,900 shares are subject to a two-year lock-up agreement.

(7) Constantin Volnitchi, str. Mihai Eminescu 7, Soroca 3000, Moldova. All 500,000 of these shares are subject to a one year lock-up agreement.

(8) Ruslan Romanciuc, str. Pr. Moscovei 13, apt. 27, Chisinau 2068, Moldova. All 3,000,000 of these shares are subject to a one-year lock-up agreement.

Biographical Information
------------------------

The following is a biographical summary of the directors and officers of the
Company:

Paul Taylor - Chairman, Chief Executive Officer, President, Secretary and Treasurer

Paul Taylor has served as our Chairman, Chief Executive Officer, and President Secretary, and Treasurer since April 2000. Since August 2000 Mr. Taylor has also served as a director of FCOM, Inc. From 1999 through 2000, Mr. Taylor worked for a venture capital firm in New York, E-nginuty LLC and from 1998 through 1999 worked for Traughtman Wasserman and Co., a New York broker-dealer. From 1995 to 1998, Mr. Taylor co-founded Hyde Park Advisors and served as a principal of Hyde Parks Advisors a NASDAQ member, broker dealer affiliate of Regency Capital Partners. From 1993 to 1995, Mr. Taylor served as a Vice President of W. J. Nolan and Company; a New York based Bond Brokerage House. From 1990 to 1993, Mr. Taylor co-founded the BGL Offshore Fund.


Esper Gullatt, Jr. - Chief Financial Officer, Director

Esper Gullatt, Jr. was appointed a Director in the Company on January 9, 2003. Mr. Gullatt shall oversee and direct all activities related to the Auditing and Accounting processes of the Holding Company, as well as oversight of all Auditing and Accounting processes in the Company's subsidiaries. Mr. Gullatt, has served as a consultant to the Company since July, 2001. On January 9, 2003,he was appointed Director of the Company. For the period from October, 2000 through July, 2001, Mr. Gullatt worked for FCOM providing business development services. From March 1999 through October 2000, Mr. Gullatt worked for Telecom Wireless Corporation as Executive Vice President Business Operations. From July 1998 to March, 1999 Mr. Gullatt served as the Chief Executive Officer for Capstone Group Corporation located in Englewood Colorado and he served as the Chief Financial Officer for Data Cellular Computer Solutions from October 1995 through July, 1998. In February, 2002, the Company entered into an agreement with Esper Gullatt, Jr. for a twelve month period whereby Mr. Gullatt's responsibilities include providing consulting services related to the financial preparation of MarketCentral.net Corp and/or our subsidiaries. For his services the Company agreed to issue to Mr. Gullatt a fee of 7,500 (reflects July 25, 2002 reverse stock split) restricted shares of its common stock.


Iurie Bordian - Chief Operating Officer, Director

Iurie Bordian recruited to the position of COO of Trezac in May, 2003.
From 2002 to 2003 he co-founded MILLAGRO SRL in Moldova and serves as CEO and Director General. In 2002, he was Director General of MA-VEST SRL, in Moldova. From 1998 to 2000 he was CFO and Financial Director of MA-VEST SRL, Moldova. From 1994-1998 he was Chief Legal Department of "MA-VEST" SRL. From 1992-1994 he worked in the State Control Department of the Republic of Moldova as Chief of its District Branch in the District of Soroca. From 1990-1992 he was on the City Council in the District of Soroca From 1988-1990 he was legal counselor for the Ministry of Internal Affairs of the Republic of Moldova Investigator (Economic and Financial offences) From 1985-1990 Public Prosecutor's Office Republic of Moldova, Chief Investigator. From 1983-1985 District Trade Association - District of Soroca, Legal Counselor. Education:
1978-1983 State University of Moldova, University Cluj-Napoca, Romania Specialization - Financial Law. His language skills include: Romanian - native; Russian, French - fluent. Some English.

Ruslan Romanciuc - Director and Senior VP Operations

June 2001 - Present Millagro SRL. Manager Analytical-Economic Department
2001 Graduated International Management Institute, Finance Faculty
Strong language skills include: Romanian - native; Russian, French - fluent, English - fluent.


Constantin Volnitchi - Director and Senior VP Operations

Jan. 2003 - Present SRL Millagro as General Director
1997 - 2003 Chief of the State Security Department of Soroca district
1989 - 1997 1st assistant of the Chief of Police Department Soroca district 1984 - 1989 Studied Law at Superior Military School, Law Faculty, Saint-Petersburg



ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

On May 29, 2003, the Registrant acquired 100% of the issued and outstanding shares of Millagro SRL in exchange for 103,125,000 shares of the Registrant's common stock. Prior to the Acquisition, there are 8,420,408 shares of the Registrant's common stock outstanding. After the Acquisition there will be 142,039,696 shares issued and outstanding. The number includes 103,125,000 for the Millagro SRL Acquisition, plus 30,494,288 shares to consultants and directors of the Company.


BACKGROUND
----------

On January 22, 2003, the Company entered into a Stock Purchase Agreement with Millagro SRL, ("Millagro") a Moldovan corporation, located in the former Soviet Republic, and the shareholders of Millagro. The completion and closing of the Agreement is subject to an audit of Millagro's revenues and assets for fiscal year 2001 and 2002 to US GAAP accounting and auditing standards. Pursuant to the terms of the Agreement, the Company will acquire all of the issued and outstanding shares of capital stock of Millagro from the Millagro Shareholders in exchange for newly issued restricted shares of the Company's common stock valued in United States Dollars at $8,250,000.

As part of the acquisition, at the closing, the Company's Board of Directors will appoint Iurie Bordian as Chief Operating Officer and a member of the Company's Board of Directors, and Esper Gullatt Jr. as Chief Financial Officer and a member of the Company's Board of Directors, Ruslan Romanciuc is appointed Senior Vice President and a member of the Company's Board of Directors and Constantin Volnitchi is appointed Senior Vice President and a member of the Company's Board of Directors.

The 133,619,288 shares of common stock pending the closing of the merger, for the Acquisition of Millagro SRL, and the payment to consultants and directors, have not and will not be registered under the Securities Act of 1933, as amended (the "Act") and were issued in the reliance upon the exemption from registration provided by section 4(2) of the Act, on the basis that the Acquisition is a transaction not involving a public offering. All certificates evidencing the Shares bear a customary form of investment legend and may not be sold, pledged, hypothecated or otherwise transferred unless first registered under the Act or pursuant to an available exemption from such registration requirements.

The amount of consideration paid to the Millagro Shareholders for Millagro was determined through arm's-length negotiations between these parties and the Company. Other than as disclosed herein, there are no material relationships between the Millagro Shareholders and the Company or any of its affiliates, any directors or officers of the Company, or any associate of such directors or officers.


PRODUCTS & SERVICES

Millagro is an agricultural company that grows, sells, and distributes staple foods, including cereal, corn, vegetables, wheat, and flour. Millagro's main business divisions are: 1) agro-industrial; 2) agricultural development; 3) motor pool and equipment leasing; 4) swine and cattle cultivation; and 5) soy farming and processing. Millagro is Moldova's first "closed-cycle" agriculture production company where it owns the land, crops, processing facilities as well as the distribution channels for its products. The R&D facility works on agricultural growth, breeding operations and government approval of new variations of seeds, including wheat, sunflower and grass cultivation.

Moldova's Economy - Moldova has a population of 4,762,000, which makes it the fourth in size as the most densely populated of all countries in the former USSR. As part of an ambitious reform effort, Moldova recently introduced a convertible currency, freed all prices, stopped issuing preferential credits to state enterprises, backed steady land privatization, removed export controls, and freed interest rates. In 1998, the economic troubles of Russia, by far Moldova's leading trade partner, were a major cause of the 8.6% drop in GDP.
In 1999, GDP fell again, by 4.4%, the fifth drop in the past seven years; exports were down, and energy supplies continued to be erratic. Following the return to positive GDP growth in 2000 (1.9%), Moldova experienced strong 6.1% rise in GDP in 2001, driven by a marked improvement in industry and a 20% improvement in agriculture.

The Moldovan agri-economy - enjoys a favorable temperate climate and good farmland; as a result, the economy is agriculturally-centered, focusing on grains, fruits and wine. International financial and relief agencies are forecasting favorable growth for the Moldovan agricultural economy as it seeks to regain its position as the bread basket of Eastern Europe. No other country in the world has soil content consisting of 80% chernozem (extremely fertile) soil. Moldova ranked in the top 5 in food production amongst the 15 former republics of the Soviet Union, lagging only the much larger territories of Russia, Ukraine, Kazakhstan and Uzbekistan. Based upon production per square acre, Moldova far surpasses the productivity of all of Eastern Europe. The Moldovan Government has been intensifying subsidies to agriculture companies in the last five years, as have international organizations such as the World Health Organization, the United Nations and the World Bank. Millagro is at the forefront of Moldova's agri-industry and should benefit greatly from the Western economic initiatives already in place.


COMPETITVE SITUATION

The Company will be involved in intense competition with other business entities, many of which will have a competitive edge over the Company by virtue of their stronger financial resources and prior experience in business. There is no assurance that the Company will be successful in identifying and executing suitable business opportunities. A large number of established and well-financed entities, including venture capital firms, are active in mergers and acquisitions of companies that may be desirable target candidates for us.

Nearly all these entities have significantly greater financial resources, technical expertise and managerial capabilities than Trezac and, consequently, the Company will be at a competitive disadvantage in identifying possible business opportunities and successfully completing a business combination. Moreover, the Company will also compete in seeking merger or acquisition candidates with numerous other small public companies.


SPECULATIVE OPERATIONS

The success of the Registrant's plan of operation will depend to a great extent on the operations, financial condition and management of the identified business opportunities in Moldova, Ukraine and Russia. While management intends to seek business combination(s) with entities having established operating histories, management cannot give no assurance that the Company will be successful in locating candidates meeting that criteria. In the event the Company can complete additional business combinations, the success of Trezac's operations may be dependent upon management of the successor firm or venture partner firm and numerous other factors beyond the Company's control.

INTELLECTUAL PROPERTY

Trezac holds no patents, or trademarks. The Registrant does own the URL for the Internet Web sites located at: http://www.trezac.com. Trezac does hold the appropriate business licenses to operate in each of its locations.


GOVERNMENT AUTHORIZATION

The only government approvals required for Trezac's operations are local business licenses.


EMPLOYEES

Trezac currently employs two full time employees. Millagro employs between 150 and 3,000 employees, based on planting and harvest seasons.

PROPERTY

Our principal executive offices, located at Replace with Denver 20500 Meeting Street, Boca Raton, Florida 33434, which the Company leases on an annual basis. With the acquisition of Millagro, the Company will have property located at MD-3003, Soroca, mun Soroca, str. Budde Feofania, 15. Republic of Moldova. The Registrant does not have any policies regarding investments in real estate, securities or other forms of property.


LEGAL PROCEEDINGS

From time to time, the Registrant is involved as a plaintiff or defendant in various legal actions arising in the normal course of business. The Registrant does not anticipate any material liability as a result of such litigation.

Trezac's subsidiary, FCOM, Inc. and its President have been named as Defendants in a suit filed November 4, 2001 in the Superior Court of the State of Colorado for County of Denver by a stockholder who purchased 100,000 shares of FCOM for $50,000. The shareholder alleges his investment in the Company was based on improper information. This shareholder seeks the return of his investment as well as punitive damages and legal expenses from the defendants.


ITEM 5.  OTHER EVENTS.

The Corporation's mailing address and business address have been changed from 20500 Meeting Street, Boca Raton, Florida 33434 to 1240 South Parker Road,
Suite 203, Denver, CO 80231, effective May 29, 2003. The Corporation's mailing address and business address in Moldova is: 5 Secauver. Chisinau Republic of Moldova.

As a result of the acquisition of Millagro SRL, the Company has moved its business focus from marketing to Internet Service Providers (ISP's) delivering state-of-the-art advertising and promotion infrastructure to acquiring non-cyclical, consumer businesses in Eastern Europe, particularly in the countries of Moldova, Ukraine and Russia Trezac is poised to become an acquisition parent company operating in the U.S., and Eastern Europe.

The management of Trezac International Corporation endeavors to achieve a high rate of capital growth by acquiring significant holdings in non-cyclical, consumer businesses in Eastern Europe. The members of its Board of Directors will only consider the acquisition of companies that are fundamentally sound and are valued at an intrinsic discount to the Directors' estimate of their private market value.

Trezac's acquisition strategy is designed to create an independent agri-industrial holding company initially in Moldova, and eventually Ukraine, Russia and Romania. Moldova enjoys a favorable climate and good farmland. The country has no major mineral deposits. As a result, the economy depends heavily on agriculture, featuring fruits, vegetables, wine, and tobacco. Moldova must import all of its supplies of oil, coal, and natural gas, largely from Russia. Energy shortages contributed to sharp production declines after the breakup of the Soviet Union in 1991. As part of an ambitious reform effort, Moldova introduced a stable convertible currency, freed all prices, stopped issuing preferential credits to state enterprises, backed steady land privatization, removed export controls, and freed interest rates.

As the Company grows, managements' vision is to be involved in the production, branding, and wholesale distribution of a significant portion of the country's lines of staple foods and agricultural products.

Management believes the key to success of the Company is a dedication to Western business disciplines instead of the old management style and systems that still are used throughout much of Eastern Europe. The Company plans to achieve economies-of-scale by instituting modern management practices and consolidation at the executive, accounting and reporting levels. We plan to aggressively vertically penetrate several market segments. We have laid short and medium -term plans to vertically expand our businesses through acquisition and joint venture in our chosen niche sectors.

Trezac is poised to become an acquisition parent company operating in the U.S., Moldova and other parts of Eastern Europe . The Company receives many of its prospective acquisition candidates through local banks, auditing firms and local investment banking groups and investment funds to isolate, identify and acquire undervalued opportunities for development and capitalization. The focus in each of our acquisitions is on building sales, acquiring assets, with low debt loads,and positioning each subsidiary for sales to, or joint venture with each other and more importantly key market providers.

Upon the acquisition of Millagro SRL, the Company has agreed to enter into consulting agreements with Brentwood Capital LTDA (See Exhibit 4.1); and Market Management International (Moldova) (See Exhibit 4.2). Each of these Consultants will receive separately 1,540,244 restricted common shares of the Company's Stock, or an accumulated total of 3,080,488, subject to a one-year lock-up agreement for services rendered pursuant to their individual consulting agreements.

Additionally, as part of the acquisition, Nicolina Bordian, daughter of Iurie Bordian , will receive 3,000,000 restricted shares subject to a one-year lock-up agreement, Vadim Bordian , son of Iurie Bordian, will receive 3,000,000 restricted shares subject to a one-year lock-up agreement and Serguei Melnik (See Exhibit 4.2), a representative of MMI (Moldova)Ltd. will receive 1,500,000 restricted shares subject to a one-year lock-up agreement. These shares are being issued under the Securities Act of 1933, as amended (the "Act") and were issued in the reliance upon the exemption from registration provided by section 4(2) of the Act, on the basis that these shares do involve a public offering.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


(a)      Financial Statements of business acquired.

The required financial statements of Trezac International Corporation for the periods specified in Rule 3-05(b) of Regulation S-X are included herein. (See Exhibit 99.3)

(b)      Pro Forma Financial Information.

The Pro Forma financial statements of Trezac International Corporation not required as this transaction is considered a recapitalization.

(c)      Exhibits.

          4.1*  Consulting Agreement with Brentwood Capital LTDA.
          4.2*  Consulting Agreement with MMI (Moldova).

         10.1** Form of Stock Purchase Agreement entered into by and among, Trezac Corporation, Millagro SRL and the Shareholders of Millagro SRL, made as of the 22nd day of January, 2003.

         10.2* Revised Form of Stock Purchase Agreement entered into by and among, Trezac International Corporation, Millagro SRL and the Shareholders of Millagro SRL, made as of the 7th day of June, 2003.

         99.3*     Audited Financials

* This filing.
** Previously filed in Current Report dated January 22, 2003.

                               SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             TREZAC INTERNATIONAL CORPORATION

Date:  June 10, 2003                          /s/  Paul Taylor
       -------------                        ---------------------------
                                                   Paul Taylor
                                                   President


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